Total International Stock Market Index Portfolio
Schedule of Investments (unaudited)
As of September 30, 2022
The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Shares	Market Value ($000)
Investment Companies (99.9%)
International Stock Funds (99.9%)
Vanguard Developed Markets Index Fund Admiral Shares	25,348,087	296,066
Vanguard FTSE All-World ex-US Index Fund Admiral Shares	10,738,103	295,620
Vanguard Emerging Markets Stock Index Fund Admiral Shares	6,303,691	191,884
Vanguard European Stock Index Fund Admiral Shares	2,137,550	123,508
Vanguard Pacific Stock Index Fund Admiral Shares	1,253,015	88,851
Vanguard FTSE All-World ex-US Small-Cap Index Fund Admiral Shares	1,427,718	32,681
Vanguard FTSE Canada All Cap Index ETF	918,885	24,752
Total Investment Companies (Cost $1,317,653)		1,053,362
Temporary Cash Investments (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 2.828% (Cost $184)	1,842	184
Total Investments (99.9%) (Cost $1,317,837)		1,053,546
Other Assets and Liabilities—Net (0.1%)		713
Net Assets (100%)		1,054,259
Cost is in $000.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

A. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Underlying ETFs are valued at the latest quoted sales prices or official closing prices taken from their primary market or, if not traded on the valuation date, at the mean of the latest quoted bid and asked prices.
B. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
C. Futures Contracts: The portfolio uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. Fluctuations in the value of the contracts are recorded as an asset (liability).
The portfolio had no open futures contracts at September 30, 2022.
D.  Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
At September 30, 2022, 100% of the market value of the portfolio's investments was determined based on Level 1 inputs.

E.  Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Dec. 31, 2021 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Sep. 30, 2022 Market Value ($000)
Vanguard Developed Markets Index Fund	316,551	109,705	22,858	3,132	(110,464)	5,448	—	296,066
Vanguard Emerging Markets Stock Index Fund	192,843	91,172	33,427	2,305	(61,009)	4,656	—	191,884
Vanguard European Stock Index Fund	147,662	53,518	23,270	1,835	(56,237)	3,490	—	123,508
Vanguard FTSE All-World ex-US Index Fund	316,306	101,699	20,329	3,977	(106,033)	5,794	—	295,620
Vanguard FTSE All-World ex-US Small-Cap Index Fund	36,306	11,581	2,530	323	(12,999)	158	—	32,681
Vanguard FTSE Canada All Cap Index ETF	18,545	12,268	—	—	(6,061)	621	—	24,752
Vanguard Market Liquidity Fund	1,201	NA1	NA1	—	—	4	—	184
Vanguard Pacific Stock Index Fund	97,957	30,300	9,720	459	(30,145)	1,089	—	88,851
Total	1,127,371	410,243	112,134	12,031	(382,948)	21,260	—	1,053,546
1	Not applicable—purchases and sales are for temporary cash investment purposes.